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                                                                    EXHIBIT 99.1

               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
                  REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                              EXCHANGE ACT FILINGS

I, Mackey J. McDonald, Chairman of the Board, President & CEO of VF Corporation, a Pennsylvania corporation (Commission file number 1-5256) (the "Company"), state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of the Company, and, except as corrected or supplemented in a subsequent covered report:

                  - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                  - Annual Report on Form 10-K for the year ended December 29, 2001 of VF Corporation filed with the Commission;

                  - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of VF Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  -        any amendments to any of the foregoing.


                                                        /s/ Mackey J. McDonald
                                                        Mackey J. McDonald
                                                        Dated: August 8, 2002

Subscribed and sworn to before me
this 8th day of August 2002.
/s/ Maureen A. Riegel
Maureen A. Riegel
Notary Public

My Commission Expires: 8/26/2003


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